UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: November 1, 2012 through October 31, 2013

Item 1. Report to Shareholders

CALAMOS®

Global Total Return Fund (CGO)

ANNUAL REPORT OCTOBER 31, 2013

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Calamos Global Total Return Fund (CGO), falls into this category. Please see page 6 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2013. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your Fund. I invite you to read it carefully.

Calamos Global Total Return Fund (CGO) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains.

Steady and Competitive Distributions

During the annual period, CGO provided steady monthly distributions. We believe the Fund’s distribution rate, which was 8.58%* on a market price basis as of October 31, 2013, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a global, multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 6 and “Level Rate Distribution Policy” on page 35.)

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/15/13 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income and that no portion of the distribution represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	1

Letter to Shareholders

Market Environment

Global economic recovery continued during the reporting period—although volatility persisted—driven in large measure by political uncertainties. During the early portion of the period, investors were focused primarily on finding income in a global low-rate environment. In the latter part of the period, a greater emphasis on fundamentals emerged. Investors began to put more faith in the slow-growth recovery, turning their attention away from the highest dividend-paying stocks they had used as fixed income surrogates.

We believe our active approach and rigorous research are
particularly well suited for this environment.

Volatility persisted as a major theme throughout the year, however, with myriad political uncertainties promising more of the same going forward. Nevertheless, the markets ultimately looked past the uncertainty. As the economic recovery in the U.S. continued, stocks rallied to near-record double-digit gains, with the S&P 500 Index1 returning an impressive 27.18% for the period. Growth stocks fared even better, coming on strong in the second half of the period to post a gain of 29.16% in the Russell 3000 Growth Index2.

Global markets also participated in the 12-month upswing, as the MSCI World Index3, a measure of developed market equity performance, posted a 26.48% gain. Concerns over slowing growth and less accommodative monetary policy in several key emerging economies led to a significant divergence in comparison to the developed markets, but even amid these uncertainties the MSCI Emerging Markets Index4 advanced, with a return of 6.90%.

Economic recovery and equity market gains benefited the convertible securities market. We saw encouraging new issuance trends as well as strong performance. Participating in the equity market’s upside trajectory, the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index5 returned 23.82%. High yield issuance remained compelling, and the Credit Suisse High Yield Index6 returned 8.88%. However, in light of concerns over a potential rate hike, the lower-yielding U.S. bond market barely advanced during the first half of the 12-month period before eventually turning negative the rest of the way, resulting in a loss of 1.08% for the Barclays Capital U.S. Aggregate Bond Index7.

Global Outlook: Continued Cautious Optimism

At midyear, our global outlook was cautiously optimistic, and market developments over the past six months reinforced our stance. We continue to believe the keys to long-term investing success are the active management and diversification that this Fund offers. We are encouraged by favorable signs in the U.S., northern Europe and Japan, but we expect volatility to persist on the back of the next round of U.S. debt

2	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Letter to Shareholders

ceiling negotiations, a euro zone recovery still plagued by structural imbalances, and the uneven economic data emanating from several key emerging market economies.

We continue to believe the keys to long-term investing success are the active management and diversification that this Fund offers.

The U.S. seems poised to continue on its respectable pace and lead the global recovery, with corporate balance sheets in good health and record corporate cash levels at the ready to potentially fund new job growth and capital expenditures. Incoming data continues to show the needle pointing upward for manufacturing, and earnings still appear to be on the rise as we head toward 2014. Also, improved personal balance sheets, a stronger housing market and equity market gains should help support consumer activity.

Looking outside the U.S., while the recovery in the euro zone has been more tentative thus far, we believe the recent re-election of German Chancellor Angela Merkel and the ongoing accommodative policies of the European Central Bank represent positive steps toward stabilization until broader and more robust growth can take hold. Japan continues to benefit from “Abenomics,” and we are watching for the additional structural changes that would sustain economic growth. In the emerging markets, longer-term secular trends remain favorable, even as relative short-term volatility has increased.

We continue to invest with an optimistic mindset and are positioned to capitalize on growth opportunities within the global market. Global equities are still attractively priced relative to bonds, with growth stocks being especially appealing. Our emphasis remains on companies with strong fundamentals and improving growth prospects, particularly among cyclical sectors that historically have outperformed defensive sectors during periods of rising interest rates.

We are also encouraged by recent new issuance trends in the U.S. and global convertible markets, and believe that the combination of ongoing economic recovery and a more normal interest-rate environment may provide added incentives for companies to issue convertibles.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	3

Letter to Shareholders

Our Use of Leverage*

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

Well Positioned for the Long Term

Over the past years, the global economy has demonstrated its resilience, and we expect the recovery to move forward at a measured pace. Still, as we discussed, we expect volatility to continue. We encourage investors to maintain a long-term focus, global perspective and a commitment to diversified asset allocation, and we believe our experience, proprietary research and active approach position us well to help our clients in this regard.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time), or visit us at www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

*	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

4	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

3	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

4	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

5	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

6	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

7	The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	5

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 35.

6	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Investment Team Discussion

GLOBAL TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a global total return-oriented offering that seeks to provide an attractive monthly distribution. The Fund invests in a diversified portfolio of global equities, convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe the Fund is well positioned to generate capital gains as well as income. This broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution, as well as equity participation.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth.

How did the Fund perform over the reporting period?

The Fund gained 13.56% on a net asset value (NAV) basis and 12.74% on a market price basis for the 12-month period ended October 31, 2013. During the same period, the broad global equity market, as measured by the MSCI World Index, was up 26.48%, and the S&P 500 Index gained 27.18%.

At the end of the reporting period, the Fund’s shares traded at a 3.91% discount to net asset value.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to

TOTAL RETURN* AS OF 10/31/13
Common Shares – Inception 10/27/05
	1 Year	Since Inception**
On Market Price	12.74%	7.79%

On NAV	13.56%	8.95%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS AS OF 10/31/13
Information Technology	23.6%
Financials	14.3
Health Care	11.4
Consumer Discretionary	9.8
Energy	9.8
Industrials	7.3
Consumer Staples	6.9
Materials	5.6
Telecommunication Services	3.0
Utilities	0.8

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	7

Investment Team Discussion

ASSET ALLOCATION AS OF 10/31/13

Fund asset allocations are based on total investments and may vary over time.

the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as long-term holdings within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.10 during the fiscal year, and the Fund’s annual distribution rate was 8.58% of market price as of October 31, 2013.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2013, the dividend yield of S&P 500 Index stocks averaged 2.02%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.57% and 3.63%, respectively.

What factors influenced performance over the reporting period?

The Fund enjoys a broad investment mandate that allows it to take advantage of opportunities around the world through a variety of different investment vehicles. Given this flexibility, the Fund was able to capitalize on the strong performance of the equity markets during the period by increasing its exposure to convertible and equity assets to a combined total of over 88% as of October 31, 2013. Both convertibles and bonds provided income to the portfolio during the period, while convertibles and equities provided solid capital appreciation to boost net asset value.

In terms of specific sector performance, the Fund’s underweight positions in low-growth sectors such as utilities and consumer staples proved beneficial during the period, as these sectors lagged the broader global market gains fueled by investors’ increasing interest in company fundamentals and growth prospects. Fund returns also benefited from the inclusion of U.S. and non-U.S. convertible preferred securities, both of which performed well during the period.

Security selection and an overweight position in materials, along with selection and an underweight position in financials, were less beneficial to performance during the period. Although Fund holdings in the consumer discretionary and industrials sectors posted positive absolute returns, they lagged their sector peers in the MSCI World Index.

How is the Fund positioned?

The Fund’s positioning reflects our constructive market outlook. We are emphasizing higher-growth businesses, focusing on global companies with strong growth fundamentals and increasing returns on invested capital that are selling at attractive valuations. We seek out businesses with sustainable competitive advantages, strong

8	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Investment Team Discussion

revenue growth and secular tailwinds, such as those related to consumer demand for technology and a growing global consumer class. Reflecting these criteria, we have found particularly compelling opportunities in sectors including information technology, financials, industrials and health care.

While our macroeconomic view is one of cautious optimism, we believe global political uncertainties will likely spur volatility in the global equity markets. Consequently, we are maintaining a strong focus on risk management in regard to the individual companies we select, as well as the portfolio’s construction on the whole.

During the period, we increased the Fund’s allocation to global equities and convertibles, consistent with our overall position on the growth prospects for the equity market. Given recent positive issuance trends, we have been adding to the Fund’s convertible allocation, and we are excited about the opportunities that lie ahead in that asset class. In light of these adjustments, the Fund’s allocation to bonds was slightly reduced during the period.

The average credit quality of the portfolio is higher than that of the index, as our credit process tends to guide us away from the most speculative corporate securities. We continue to hold higher allocations in the BB credit tier, as we believe this exposure offers investors a better risk/return dynamic while continuing to provide regular income. We currently view the lowest credit tiers of the market as less attractive given their pricing and our outlook for a slower-growth global economy, although we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable.

The portfolio is currently employing leverage at approximately 28%, borrowing through floating-rate bank debt. Given the low borrowing rates at present, this has been beneficial to the performance of the Fund. In addition, 49% of our floating-rate debt is hedged through interest rate swaps, a defensive strategy that mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

Do you have any closing thoughts for Fund shareholders?

We believe the Fund’s global multi-asset, income-oriented total return approach continues to provide shareholders with a good opportunity for growth and current income.

In our view, the case for global equities remains strong. Stocks are attractively priced versus historic levels as well as relative to government bonds, with global growth stocks particularly attractive relative to value stocks. Although the stock market has performed very well over recent months, we believe the U.S. equity market has more room to advance, and the euro zone and Japan look to be headed in the right direction. Emerging markets have faced headwinds this year, but improving economic data and potential government reforms present potential catalysts, while weak investor sentiment has created valuation opportunities.

We are finding growing opportunities among convertible securities and believe that actively managed global convertibles remain a good choice for accessing equity upside with potentially less downside volatility. The pace of issuance for convertible securities is also a positive development, with global year-to-date new issuance on pace to be the most positive since before the financial crisis.

We also continue to find compelling opportunities that meet our criteria in the mid-grade credit space. Many companies have taken advantage of lower interest rates to

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	9

Investment Team Discussion

refinance their debt, allowing them to push their debt obligations out and reduce overall borrowing costs. Moreover, many issuers may be well positioned against a backdrop of global economic recovery. Even so, we believe that not all companies will fare equally well. We believe the Calamos investment team is well positioned to identify opportunities among higher-income corporate bonds, due to our extensive experience with credit analysis, as well as our focus on balancing risk, return and income considerations. We believe this Fund’s focus on mid-grade credits, issued by companies with good records of reliable debt servicing, makes this portfolio an attractive choice for investors seeking higher income from a risk-managed approach to corporate bonds.

We are focused on the bigger picture direction of the markets and opportunities we see, adjusting the risk/reward within a long-term framework. While we remain attentive to macroeconomic risks, we continue to believe global growth equities and equity-sensitive securities remain especially attractive.

10	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT			VALUE
CORPORATE BONDS (4.6%)
		Consumer Discretionary (1.5%)
815,000		L Brands, Inc.µ 5.625%, 02/15/22	$841,488
900,000		Service Corp. Internationalµ 7.500%, 04/01/27	964,687

			1,806,175

		Consumer Staples (1.2%)
8,700,000	NOK	Nestlé Holdings, Inc.µ 3.375%, 02/08/16	1,506,558

		Energy (0.7%)
362,000		Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	386,661
383,000		Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	411,246

			797,907

		Financials (0.6%)
712,000		Leucadia National Corp.µ 8.125%, 09/15/15	795,215

		Materials (0.6%)
800,000		New Gold, Inc.µ* 6.250%, 11/15/22	784,000

		TOTAL CORPORATE BONDS (Cost $5,585,867)	5,689,855

CONVERTIBLE BONDS (41.8%)
		Consumer Discretionary (4.5%)
1,650,000		Ctrip.com International, Ltd.*^ 1.250%, 10/15/18	1,716,437
750,000		International Game Technology^ 3.250%, 05/01/14	822,653
725,000		MGM Resorts International^ 4.250%, 04/15/15	879,762
865,000		Priceline.com, Inc.^µ 1.000%, 03/15/18	1,149,018
600,000	EUR	Volkswagen International Finance, NVµ* 5.500%, 11/09/15	942,673

			5,510,543

		Energy (3.7%)
800,000		SEACOR Holdings, Inc.µ* 2.500%, 12/15/27	1,030,532
		Technip, SAµ
1,950,000	EUR	0.500%, 01/01/16	2,566,903
659,100	EUR	0.250%, 01/01/17	965,216

			4,562,651

		Financials (6.2%)
		Industrivarden, ABµ
1,750,000	EUR	1.875%, 02/27/17	2,584,454
500,000	EUR	2.500%, 02/27/15	841,445
664,000		Jefferies Group, Inc.µ 3.875%, 11/01/29	701,303

PRINCIPAL AMOUNT			VALUE
545,000		Leucadia National Corp.µ 3.750%, 04/15/14	$732,044
439,000		Portfolio Recovery Associates, Inc.µ* 3.000%, 08/01/20	508,351
2,750,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	2,290,784

			7,658,381

		Health Care (5.7%)
		BioMarin Pharmaceutical, Inc.
246,000		0.750%, 10/15/18	255,291
203,000		1.500%, 10/15/20µ	210,533
830,000		Cubist Pharmaceuticals, Inc.*^ 1.875%, 09/01/20	893,711
8,380,000	SEK	Elekta, ABµ 2.750%, 04/25/17	1,552,434
600,000		Medidata Solutions, Inc.* 1.000%, 08/01/18	734,577
734,000		Molina Healthcare, Inc.µ* 1.125%, 01/15/20	748,291
1,300,000		QIAGEN Euro Finance (Luxembourg), SAµ 3.250%, 05/16/26	1,663,474
700,000		WellPoint, Inc.µ* 2.750%, 10/15/42	911,638

			6,969,949

		Industrials (4.4%)
800,000	EUR	Deutsche Post, AGµ 0.600%, 12/06/19	1,426,103
1,200,000	EUR	International Consolidated Airlines Group, SAµ 1.750%, 05/31/18	1,972,362
1,750,000		Siemens, AGµ 1.050%, 08/16/17	1,988,611

			5,387,076

		Information Technology (10.2%)
425,000		Concur Technologies, Inc.µ* 0.500%, 06/15/18	502,828
800,000		Electronic Arts, Inc.µ 0.750%, 07/15/16	886,912
800,000		JDS Uniphase Corp.*^ 0.625%, 08/15/33	829,780
715,000		Linear Technology Corp.µ 3.000%, 05/01/27	766,655
875,000		Netsuite, Inc.*^ 0.250%, 06/01/18	970,432
825,000		Salesforce.com, Inc.µ* 0.250%, 04/01/18	904,039
1,950,000		SanDisk Corp.^µ 1.500%, 08/15/17	2,868,060
425,000		ServiceSource International, Inc.* 1.500%, 08/01/18	430,504
2,300,000		SK Hynix, Inc. 2.650%, 05/14/15	2,682,394
750,000		TPK Holding Co., Ltd. 0.000%, 10/01/17	705,337

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2013

PRINCIPAL AMOUNT			VALUE
		Workday, Inc.µ*
550,000		0.750%, 07/15/18	$622,011
300,000		1.500%, 07/15/20	348,164

			12,517,116

		Materials (5.2%)
1,070,000		Cemex SAB de CV^ 4.875%, 03/15/15	1,241,061
2,675,000		Goldcorp, Inc.µ 2.000%, 08/01/14	2,689,298
2,300,000		Newmont Mining Corp.^µ 1.625%, 07/15/17	2,497,190

			6,427,549

		Telecommunication Services (1.9%)
2,300,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	2,394,351
		TOTAL CONVERTIBLE BONDS (Cost $50,885,474)	51,427,616

U.S. GOVERNMENT AND AGENCY SECURITY (0.3%)
400,000		United States Treasury Note~ 0.625%, 07/15/14 (Cost $401,341)	401,437

SOVEREIGN BONDS (6.7%)
3,030,000	CAD	Government of Canadaµ 2.000%, 06/01/16	2,968,116
12,050,000	NOK	Kingdom of Norwayµ 4.250%, 05/19/17	2,184,720
19,200,000	SEK	Kingdom of Swedenµ 3.000%, 07/12/16	3,101,635

		TOTAL SOVEREIGN BONDS (Cost $8,269,228)	8,254,471

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.0%)
		Energy (3.9%)
4,093		Chesapeake Energy Corp.*^µ 5.750%	4,825,293

		Utilities (1.1%)
23,250		NextEra Energy, Inc.µ 5.599%	1,342,687

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,248,427)	6,167,980

COMMON STOCKS (76.1%)
		Consumer Discretionary (7.4%)
13,500	CHF	Compagnie Financière Richemont, SA	1,380,371
5,850	CHF	Swatch Group, AGµ	3,736,345
32,800	JPY	Toyota Motor Corp.	2,126,693
89,500	GBP	WPP, PLC	1,901,062

			9,144,471

NUMBER OF SHARES			VALUE
		Consumer Staples (8.5%)
61,000	JPY	Asahi Group Holdings, Ltd.µ	$1,649,715
125,000		Coca-Cola Companyµ	4,946,250
30,000		Lorillard, Inc.^	1,530,300
17,100		Philip Morris International, Inc.µ	1,523,952
23,000		SEK Swedish Match, AB	758,376

			10,408,593

		Energy (5.3%)
15,250		Anadarko Petroleum Corp.µ	1,453,172
19,800		Murphy Oil Corp.µ	1,194,336
41,000		Schlumberger, Ltd.^µ	3,842,520

			6,490,028

		Financials (13.1%)
269,000	HKD	AIA Group, Ltd.µ	1,365,937
36,100		Citigroup, Inc.^µ	1,760,958
126,000	SGD	DBS Group Holdings, Ltd.µ	1,698,665
2,100	CAD	Fairfax Financial Holdings, Ltd.	916,415
22,950		Franklin Resources, Inc.^µ	1,236,087
162,500	GBP	HSBC Holdings, PLCµ	1,781,218
46,000		JPMorgan Chase & Companyµ	2,370,840
30,000	GBP	Standard Chartered, PLCµ	720,300
23,750		T. Rowe Price Group, Inc.^µ	1,838,487
58,500		Wells Fargo & Companyµ	2,497,365

			16,186,272

		Health Care (9.5%)
30,500		Covidien, PLCµ	1,955,355
48,500		Johnson & Johnsonµ	4,491,585
31,400	DKK	Novo Nordisk, A/S - Class Bµ	5,229,753

			11,676,693

		Industrials (5.9%)
80,500	CHF	ABB, Ltd.µ#	2,050,945
5,300		Dover Corp.^	486,487
14,000		Eaton Corp., PLCµ	987,840
75,000	HKD	Hutchison Whampoa, Ltd.	934,550
79,000	EUR	Koninklijke Philips, NV	2,791,917

			7,251,739

		Information Technology (22.2%)
30,900		Accenture, PLC - Class Aµ	2,271,150
10,049		Apple, Inc.^µ	5,249,095
37,000	JPY	Canon, Inc.µ	1,167,598
63,000		Cisco Systems, Inc.µ	1,417,500
59,500		eBay, Inc.µ#	3,136,245
16,000		Infosys, Ltd.^	848,960
127,000	SEK	LM Ericsson Telephone Companyµ	1,519,075
29,000		Microsoft Corp.µ	1,025,150
40,000		QUALCOMM, Inc.µ	2,778,800
34,250	EUR	SAP, AGµ	2,680,138
806,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,970,565
42,300	HKD	Tencent Holdings, Ltd.	2,306,637

			27,370,913

		Materials (2.0%)
19,000	GBP	Anglo American, PLCµ	451,755
64,200		Barrick Gold Corp.µ	1,244,838

12	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2013

NUMBER OF SHARES			VALUE
23,263	AUD	Newcrest Mining, Ltd.µ	$225,574
54,000	CAD	Yamana Gold, Inc.µ	535,520

			2,457,687

		Telecommunication Services (2.2%)
480,000	HKD	China Unicom Hong Kong, Ltd.^µ	750,967
5,100	KRW	SK Telecom Company, Ltd.µ	1,111,393
11,500	JPY	SoftBank Corp.	858,808

			2,721,168

		TOTAL COMMON STOCKS (Cost $88,381,190)	93,707,564

NUMBER OF CONTRACTS			VALUE
Purchased Options (1.9%) #
		Consumer Discretionary (0.3%)
215		Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $65.00	397,750

		Energy (0.2%)
104		Continental Resources, Inc. Call, 01/17/15, Strike $105.00	254,280

		Health Care (0.8%)
80		Celgene Corp. Call, 01/17/15, Strike $135.00	254,000
275		Gilead Sciences, Inc. Call, 01/17/15, Strike $57.50	500,500
25		Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $270.00	183,000

			937,500

		Information Technology (0.6%)
25		Google, Inc. Call, 01/17/15, Strike $920.00	422,125
250		Lam Research Corp. Call, 01/17/15, Strike $52.50	203,750
40		Linkedin Corp. Call, 01/17/15, Strike $240.00	157,400

			783,275

		TOTAL PURCHASED OPTIONS (Cost $1,734,656)	2,372,805

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (3.2%)
3,864,759		Fidelity Prime Money Market Fund - Institutional Class (Cost $3,864,759)	3,864,759

TOTAL INVESTMENTS (139.6%) (Cost $165,370,942)			171,886,487

LIABILITIES, LESS OTHER ASSETS (-39.6%)			(48,745,107)

NET ASSETS (100.0%)			$123,141,380

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $89,775,098. $11,203,806 of the collateral has been re-registered by one of the counterparties (see Note 7 - Borrowings).

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral for swaps. The aggregate value of such securities is $401,437.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2013

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.535% quarterly	3 month LIBOR	03/09/14	$12,000,000	$(139,066)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	12,000,000	(148,425)

					$(287,491)

CURRENCY EXPOSURE

OCTOBER 31, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$103,362,792	60.1%
European Monetary Unit	16,771,211	9.8%
Swiss Franc	7,167,661	4.2%
Swedish Krona	6,931,520	4.0%
Japanese Yen	5,802,814	3.4%
Hong Kong Dollar	5,358,091	3.1%
Danish Krone	5,229,753	3.0%
British Pound Sterling	4,854,335	2.8%
Canadian Dollar	4,420,051	2.6%
Singapore Dollar	3,989,449	2.3%
Norwegian Krone	3,691,278	2.2%
New Taiwan Dollar	2,970,565	1.7%
South Korean Won	1,111,393	0.7%
Australian Dollar	225,574	0.1%
Total Investments	$171,886,487	100.0%

Currency exposure may vary over time.

14	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    October 31, 2013

ASSETS
Investments in securities, at value (cost $165,370,942)	$171,886,487
Cash with custodian (interest bearing)	10,056
Receivables:
Accrued interest and dividends	730,272
Investments sold	1,016,315
Prepaid expenses	2,622
Other assets	71,890
Total assets	173,717,642
LIABILITIES
Unrealized depreciation on interest rate swaps	287,491
Payables:
Note payable	49,000,000
Investments purchased	1,000,000
Affiliates:
Investment advisory fees	145,358
Deferred compensation to trustees	71,890
Financial accounting fees	1,672
Trustees’ fees and officer compensation	3,144
Other accounts payable and accrued liabilities	66,707
Total liabilities	50,576,262
NET ASSETS	$123,141,380
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,455,662 shares issued and outstanding	$116,412,465
Undistributed net investment income (loss)	(159,647)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	658,751
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	6,229,811
NET ASSETS	$123,141,380
Net asset value per common shares based upon 8,455,662 shares issued and outstanding	$14.56

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	15

Statement of Operations    Year Ended October 31, 2013

INVESTMENT INCOME
Interest	$2,114,257
Dividends	2,299,524
Securities lending income	12,683
Dividend taxes withheld	(120,167)
Total investment income	4,306,297

EXPENSES
Investment advisory fees	1,639,413
Interest expense and related fees	421,816
Printing and mailing fees	39,452
Custodian fees	31,398
Audit fees	22,012
Transfer agent fees	20,343
Trustees’ fees and officer compensation	20,321
Legal fees	19,766
Financial accounting fees	18,825
Accounting fees	17,685
Registration fees	953
Other	50,905
Total expenses	2,302,889
NET INVESTMENT INCOME (LOSS)	2,003,408

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	7,398,699
Purchased options	25,451
Foreign currency transactions	(36,104)
Interest rate swaps	(369,979)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	5,036,392
Purchased options	638,149
Foreign currency translations	1,853
Interest rate swaps	356,863
NET GAIN (LOSS)	13,051,324
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,054,732

16	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31,
	2013	2012
OPERATIONS
Net investment income (loss)	$2,003,408	$2,388,671
Net realized gain (loss)	7,018,067	3,320,228
Change in unrealized appreciation/(depreciation)	6,033,257	(466,333)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	15,054,732	5,242,566

DISTRIBUTIONS FROM
Net investment income	(6,913,262)	(6,861,528)
Net realized gains	(1,685,978)	(1,436,840)
Return of capital	(1,483,169)	(1,660,035)
Net decrease in net assets from distributions	(10,082,409)	(9,958,403)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	1,243,556	1,340,980
Offering costs on shares	(50,401)	(108,652)
Reinvestment of distributions resulting in the issuance of stock	242,933	612,426
Net increase (decrease) in net assets from capital stock transactions	1,436,088	1,844,754
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,408,411	(2,871,083)

NET ASSETS
Beginning of year	$116,732,969	$119,604,052
End of year	123,141,380	116,732,969
Undistributed net investment income (loss)	$(159,647)	$(590,085)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	17

Statement of Cash Flows    Year Ended October 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$15,054,732
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(121,005,667)
Net proceeds from disposition of short term investments	3,152,668
Proceeds from disposition of investment securities	117,427,404
Amortization and accretion of fixed-income securities	(497,619)
Net realized gains/losses from investments, excluding purchased options	(7,398,699)
Net realized gains/losses from purchased options	(25,451)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(5,036,392)
Change in unrealized appreciation or depreciation on purchased options	(638,149)
Change in unrealized appreciation or depreciation on interest rate swaps	(356,863)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(54,099)
Prepaid expenses	(175)
Other assets	(11,903)
Increase/(decrease) in liabilities:
Payables to affiliates	24,540
Other accounts payable and accrued liabilities	22,050
Net cash provided by/(used in) operating activities	$656,377

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,243,556
Offering costs related to shares sold	(50,401)
Distributions to shareholders	(9,839,476)
Proceeds from note payable	8,000,000
Net cash provided by/(used in) financing activities	$(646,321)
Net increase/(decrease) in cash	$10,056
Cash at beginning of year	$—
Cash at end of year	$10,056
Supplemental disclosure
Cash paid for interest and related fees	$412,822
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$242,933

18	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	19

Notes to Financial Statements

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2013. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

20	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $71,890 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2013. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2013 were as follows:

Cost of purchases	$120,766,263
Proceeds from sales	114,511,813

The following information is presented on a federal income tax basis as of October 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at October 31, 2013 was as follows:

Cost basis of investments	$164,815,026

Gross unrealized appreciation	14,419,771
Gross unrealized depreciation	(7,348,310)

Net unrealized appreciation (depreciation)	$7,071,461

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	21

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2013, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(1,483,169)
Undistributed net investment income/(loss)	6,823,461
Accumulated net realized gain/(loss) on investments	(5,340,292)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Distributions paid from:
Ordinary income	$6,913,262	$6,861,528
Long-term capital gains	1,685,978	1,436,840
Return of capital	1,483,169	1,660,035

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	—
Net unrealized gains/(losses)	6,785,727

Total accumulated earnings/(losses)	6,785,727
Other	(56,812)
Paid-in capital	116,412,465

Net assets applicable to common shareholders	$123,141,380

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,455,662 shares outstanding at October 31, 2013. Calamos Advisors owned 13,667 of the outstanding shares at October 31, 2013. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2012
Beginning shares	8,353,136	8,214,213
Shares sold	85,669	94,950
Shares issued through reinvestment of distributions	16,857	43,973

Ending shares	8,455,662	8,353,136

22	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the fiscal year had net proceeds received in excess of net value of $21,277.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2013.

Equity Risk.  The Fund engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2013, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	23

Notes to Financial Statements

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2013, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of October 31, 2013, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Options purchased [1]	$2,372,805

LIABILITY DERIVATIVES FAIR VALUE
Interest rate swaps [2]	$287,491

(1)	Generally, the statement of assets and liabilities location for Options purchased is Investments in securities.

(2)	Generally, the statement of assets and liabilities location for Interest rate swaps is Unrealized appreciation (depreciation) on interest rate swaps.

For the year ended October 31, 2013, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE ACTIVITY
Options purchased	1,589

*	Activity during the year is measured by opened number of contracts for options purchased.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $30.0 million and a lending agreement, as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $30.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2013, the average borrowings under the Agreements were $44.4 million. For the year ended October 31, 2013, the average interest rate was 0.79%. As of October 31, 2013, the amount of total outstanding borrowings was $49.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2013 was 0.72%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

24	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the securities Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of October 31, 2013, the Fund used approximately $19.2 million of its cash collateral to offset the SSB Agreement, representing 11.2% of managed assets, and was required to pay a “net income” payment equal to an interest rate at October 31, 2013 of 0.45%, which can fluctuate depending on interest rates.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	25

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$5,689,855	$—	$5,689,855
Convertible Bonds		51,427,616		51,427,616
U.S. Government and Agency Security		401,437		401,437
Sovereign Bonds		8,254,471		8,254,471
Convertible Preferred Stocks		6,167,980		6,167,980
Common Stocks	51,539,207	42,168,357		93,707,564
Purchased Options	2,372,805			2,372,805
Short Term Investment	3,864,759			3,864,759

Total	$57,776,771	$114,109,716	$—	$171,886,487

Liabilities:
Interest Rate Swaps	$—	$287,491	$—	$287,491

Total	$—	$287,491	$—	$287,491

26	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.97	$14.56	$14.60	$13.97	$11.21
Income from investment operations:
Net investment income (loss)*	0.24	0.29	0.31	0.46	0.52
Net realized and unrealized gain (loss)	1.56	0.33	0.87	1.38	3.51
Total from investment operations	1.80	0.62	1.18	1.84	4.03
Less distributions to common shareholders from:
Net investment income	(0.82)	(0.83)	(1.00)	(1.20)	(1.17)
Net realized gains	(0.20)	(0.17)	(0.21)	—	(0.09)
Return of capital	(0.18)	(0.20)	—	—	—
Total distributions	(1.20)	(1.20)	(1.21)	(1.20)	(1.26)
Capital charge resulting from issuance of common and preferred shares and related offering costs	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Premiums from shares sold in at the market offerings	— (a)	— (a)	— (a)	— (a)	—
Net asset value, end of year	$14.56	$13.97	$14.56	$14.60	$13.97
Market value, end of year	$13.99	$13.52	$14.69	$14.60	$13.30
Total investment return based on:(b)
Net asset value	13.56%	4.55%	8.15%	13.76%	40.32%
Market value	12.74%	0.29%	9.11%	19.49%	56.98%
Net assets, end of year (000)	$123,141	$116,733	$119,604	$117,731	$112,014
Ratios to average net assets applicable to common shareholders:
Net expenses	1.93%	2.07%	1.90%	2.06%	2.43%
Gross expenses prior to expense reductions and earnings credits	1.93%	2.07%	1.90%	2.06%	2.44%
Net expenses, excluding interest expense	1.57%	1.58%	1.46%	1.49%	1.55%
Net investment income (loss)	1.68%	2.04%	2.07%	3.28%	4.34%
Net investment income (loss), net of preferred share distributions from net investment income	1.68%	2.04%	2.07%	3.28%	4.34%
Portfolio turnover rate	73%	47%	89%	86%	65%
Average commission rate paid	$0.0170	$0.0119	$0.0101	$0.0117	$0.0167
Asset coverage per $1,000 of loan outstanding(c)	$3,513	$3,847	$3,917	$4,924	$4,734

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Global Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2013

28	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2013, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2014, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider (“Lipper”). The performance periods considered by the Board ended on May 31, 2013. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Universe Median for the five-year period, although the Fund underperformed for the one- and three-year periods.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	29

Trustee Approval of the Management Agreement    (Unaudited)

The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s longer-term performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that the Fund and the Adviser may potentially benefit from their relationship with each other in ways other than through the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

30	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $1,685,978 as capital gain dividends allowable for the fiscal year ended October 31, 2013.

Under Section 854(b)(2) of the Code, the Fund hereby designates $2,049,956 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2013.

Under Section 854(b)(2) of the Code, the Fund hereby designates 13.69% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2013.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	31

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2013, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 73*	Trustee and President (since 1988) Term Expires 2014	22	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 63	Trustee (since 2002) Term Expires 2016	22	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 63	Trustee (since 2001) Term Expires 2015	22	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 62	Trustee (since 2002) Term Expires 2014	22	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 69	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2016	22	Private investor

David D. Tripple, 69	Trustee (since 2006) Term Expires 2015	22	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

32	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2013, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 53	Vice President (since September 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 50	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 46	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 48	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 62	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 62	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on June 21, 2013. The purpose of the annual meeting was to elect two Trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. Weston W. Marsh and Mr. Stephen B. Timbers were nominated for reelection as Trustees, and were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Weston W. Marsh	7,501,863	167,942	0
Stephen B. Timbers	7,492,952	176,853	0

Messrs. Calamos, Neal, Rybak and Tripple’s terms of office as Trustees continued after the meeting.

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	33

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

34	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT	35

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

36	CALAMOS GLOBAL TOTAL RETURN FUND ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2013, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

Fund’s report to the SEC on From N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2013 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CGOANR 2706 2013

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2012	10/31/2013
Audit Fees(a)	$22,121	$22,177
Audit-Related Fees(b)	$9,783	$9,914
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$31,904	$32,091

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2012	10/31/2013
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Global Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”), and Gary Black became the Executive Vice President, Global Co-CIO of Calamos Advisors as of August 31, 2012. John P. Calamos, Jr., Senior Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. Jeff Scudieri joined Calamos Advisors in 1997 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Prior thereto he was a senior strategy analyst between September 2002 and July 2010. Jon Vacko joined Calamos Advisors in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Prior thereto he was a senior strategy analyst between July 2002 and July 2010. Nick Niziolek joined Calamos Advisors in March 2005 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined Calamos Advisors in 2002 and since March 2013 is a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Steve Klouda joined Calamos Advisors in 1994 and since March 2013 is a Co-Portfolio Manager. Between July 2002 and March 2013 he was a senior strategy analyst. Dennis Cogan joined Calamos Advisors in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and has been a Co-Portfolio Manager since March 2013. Between February 2007 and March 2013 he was a senior strategy analyst.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Number of other accounts managed and assets by account type as of October 31, 2013

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	25	21,948,608,473	9	1,515,303,502	2,014	3,429,331,234
Gary D. Black	25	21,948,608,473	10	1,544,295,915	2,014	3,429,331,234
Jeff Scudieri	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Jon Vacko	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
John Hillenbrand	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Steve Klouda	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Joe Wysocki	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Dennis Cogan	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234
Nick Niziolek	21	18,512,678,494	9	1,515,303,502	2,014	3,429,331,234

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2013

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	3	1,354,547,241	0	—	0	—
Gary D. Black	3	1,354,547,241	1	28,992,412	0	—
Jeff Scudieri	3	1,354,547,241	0	—	0	—
Jon Vacko	3	1,354,547,241	0	—	0	—
John Hillenbrand	3	1,354,547,241	0	—	0	—
Steve Klouda	3	1,354,547,241	0	—	0	—
Joe Wysocki	3	1,354,547,241	0	—	0	—
Dennis Cogan	3	1,354,547,241	0	—	0	—
Nick Niziolek	3	1,354,547,241	0	—	0	—

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2013, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.

(a)(4) As of October 31, 2013, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Gary Black	None
John P. Calamos, Jr.	None
Dino Dussias	None
Christopher Hartman	$10,001-$100,000
John Hillenbrand	None
Jeremy Hughes	$1-$10,000
Steve Klouda	None
Bryan Lloyd	None
Jeff Scudieri	None
Jon Vacko	None
Joe Wysocki	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 24, 2013

By: /s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 24, 2013

By: /s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 24, 2013